UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Resideo Technologies, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 4, 2025. As of the record date for the meeting, there were 148,493,879 shares of common stock outstanding and 498,500 shares of Series A Cumulative Convertible Preferred Stock outstanding, which were entitled to vote on an as-converted to common stock basis (representing 18,517,830 votes), for a total voting power of 167,011,709 votes. The following matters set forth in the Company’s definitive proxy statement dated April 23, 2025, and filed with the Securities and Exchange Commission on April 23, 2025 (the “2025 Proxy Statement”), were voted upon with the results indicated below.

1.	The nominees listed below were elected as directors with the respective votes set forth opposite their names:

Proposal 1	For	Against	Abstentions	Broker Non-Votes
Andrew Teich	142,097,874	7,116,737	86,900	9,231,073
Jay Geldmacher	148,853,414	372,626	75,471	9,231,073
Paul Deninger	145,625,779	3,590,566	85,166	9,231,073
Cynthia Hostetler	142,082,930	7,150,648	67,933	9,231,073
Brian Kushner	139,870,998	9,351,761	78,752	9,231,073
Jack Lazar	147,995,505	1,224,946	81,060	9,231,073
Nina Richardson	142,032,004	7,152,746	116,761	9,231,073
Nathan Sleeper	148,620,775	591,568	89,168	9,231,073
John Stroup	148,886,443	325,805	89,263	9,231,073
Sharon Wienbar	141,878,790	7,350,601	72,120	9,231,073
Kareem Yusuf	144,181,715	5,041,017	78,779	9,231,073

2.	The non-binding advisory vote on executive compensation disclosed in the Company’s 2025 Proxy Statement was approved by the votes set forth below:

	For	Against	Abstentions	Broker Non-Votes
Proposal 2	122,904,568	26,240,554	156,389	9,231,073

3.

The frequency of one year received the highest number of votes for the non-binding advisory vote on the frequency of future advisory votes to approve executive compensation disclosed in the Company’s 2025 Proxy Statement by the votes set forth below:

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Proposal 3	140,590,819	72,497	8,270,240	367,955	9,231,073

4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was approved by the votes set forth below:

	For	Against	Abstentions	Broker Non-Votes
Proposal 4	158,238,539	205,585	88,460	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane
	Title:	Executive Vice President, General Counsel and Corporate Secretary